Exhibit 99.1

www.healthgrades.com June 2008 NASDAQ: HGRD

Forward-Looking Statements This presentation, both written and oral, contains certain "forward-looking statements" within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. In particular, statements regarding planned growth in HealthGrades' business, anticipated web traffic, and addition to current data are forward-looking statements. These statements, as well as the phrases "anticipate," "well-placed," "believe," "estimate," "expect," "consider" and similar expressions, are generally intended to identify forward- looking statements. Such forward-looking statements involve known and unknown risks, uncertainties and other risk factors that could cause the actual results, performance or achievements of HealthGrades, or industry results, to differ materially from any future results, performance or achievements expressed or implied by such forward-looking statements. Please refer to the documents that HealthGrades has filed with the U.S. Securities and Exchange Commission under the U.S. Securities Exchange Act of 1934, as amended, including HealthGrades' most recent annual report on Form 10-K, for a discussion of these and other risk factors. All forward-looking statements in this presentation are based on information available to HealthGrades as of the date hereof. All written or oral forward-looking statements attributable to HealthGrades or any person acting on behalf of HealthGrades are expressly qualified in their entirety by the foregoing. HealthGrades does not undertake any obligation to update or revise any forward-looking statement contained herein to reflect any change in HealthGrades' expectation with regard thereto or any change in events, conditions or circumstances on which any such statement is based. ? Copyright 2008, Health Grades, Inc. All Rights Reserved.

Ratings Leadership, Trusted Brands ? Copyright 2008, Health Grades, Inc. All Rights Reserved.

About HealthGrades ? Copyright 2008, Health Grades, Inc. All Rights Reserved. The leading healthcare ratings company's information and ratings enable improved decisions and outcomes for more than five million patients each month and many of the nation's largest employers, health plans and hospitals Recognized and trusted brand for >10 years Proprietary ratings on 5,000 hospitals Quality metrics and demographic profiles on 750,000 physicians Prescription drug rating and comparison tool Market innovation leaders Leading destination for provider selection

Investment Highlights Core Provider Services business growing ^ 20% with >70% + annual renewal rate Internet Business Group monetizing information assets and web traffic with recently launched advertising/sponsorship platform; > 5m unique visitors per month in 1Q-08 Partnership with Google Health expected to increase brand awareness, continue to build web traffic over time and solidify our position as leader in provider selection Strategic Health Solutions provides additional distribution and revenue opportunities 2007 ratings and advisory revenue +18% to $32.7m, cash flow from operations $7.8m (excluding Hewitt award of $4.5M) ? Copyright 2008, Health Grades, Inc. All Rights Reserved.

Current Revenue Model (Q1-2008) ? Copyright 2008, Health Grades, Inc. All Rights Reserved. Provider Services Internet Business Strategic Health Solutions East 0.75 0.2 0.05 Hospital Marketing and Quality Solutions 75% Advertising, Sponsorship, and Patient Quality Reports 20% Health Management Suite, Content Licensing 5%

Provider Services Group ≈ 75% of Revenue

- Hospital Marketing ≈ 85% of Provider Services Revenue
  - Hospitals license HealthGrades ratings to communicate excellence; 15% of facilities receive 5 stars
  - $55,000/year per line of service on average, $150,000/year blanket license
  - Addressable market <10% penetrated
  - 79% of consumers will "probably" or "definitely" take into account success rates from independent source[1]
- Quality Improvement ≈ 15% of Provider Services Revenue
  - Physician-to-physician consulting to understand data, improve outcomes
  - ≈$100,000/year per line of service
  - Addressable market <1% penetrated

[1] *Source: J.D. Power & Associates, 2004*

7

© Copyright 2008, Health Grades, Inc. All Rights Reserved.

HEALTHGRADES® GUIDING AMERICA TO BETTER HEALTHCARE®

Quality Varies in Healthcare

With Doctors, Quality is a Coin Flip



50% Appropriate Treatment

50% Inappropriate Treatment

On average, doctors provide appropriate healthcare only about half the time

Source: USA Today, Rand Study article - 50/50 chance of proper healthcare, 6/26/2003

With Hospitals, Mortality Rates Vary Widely


80%
60%
40%
20%
0%
71%
52%
5-star compared to 1-star
5-star compared to 3-star

If all hospitals performed at the level of hospitals rated five stars by HealthGrades, 266,604 Medicare lives could potentially have been saved over the three years studied

Source: HealthGrades Tenth Annual Hospital Quality in American Hospitals Study, 2007.

8

© Copyright 2008, Health Grades, Inc. All Rights Reserved.

HEALTHGRADES® GUIDING AMERICA TO BETTER HEALTHCARE®

Internet Business Group ^ 20% of Revenue Overview Evolution from focus on individual purchased reports on physicians to advertising and third party sponsored reports on HealthGrades.com Provider of quality information on hospitals and physicians for newly launched Google Health Advertising Launched in late 2007 to monetize rapidly growing web traffic Highly relevant and targeted display ads (right patient, right place, right time) Typically sold on a CPM basis Sold through ad networks and by ad agencies Test marketed program for Cymbalta, Advair ? Copyright 2008, Health Grades, Inc. All Rights Reserved.

Third-Party Sponsorship of Physician Reports Overview Sold as a fixed fee per physician Inserts advertiser into substantial and relevant search path (not simply general content) Unique audience (activated patient who has already self-triaged) Benefits to clients include: Enhance distribution (increased traffic) Preferred positioning (SEO) Differentiation (free, enhanced physician information) Exclusive marketing channel (competitive advantage) Markets Hospitals/Systems (e.g. Tenet a current client for 10,000 physician profiles) Single Specialty Centers (e.g. Fresenius a current client for 8,000 physician profiles) Regional Health Systems, Pharma, Med-Tech and others are prospects Internet Business Group (continued) ? Copyright 2008, Health Grades, Inc. All Rights Reserved.

Internet Business Group (continued) Rx Information & Ratings Launched 2008 Unique data from IMS includes prescription rank in drug class, volume change over time Important macro drivers of Internet Business growth 116M U.S. adults online for health info, up from 63M in 20021 71M U.S. adults online for prescription info, up from 26M in 20021 85% of consumers use Internet as primary source for healthcare information2 Nearly 1B physician office visits in 20063 35M hospitalizations in 20064 ? Copyright 2008, Health Grades, Inc. All Rights Reserved. 1 - Source: Manhattan Research, Cybercitizen(r) Health v6.0 2- Source: Health Grades, Inc. 3- Source: National Center for Health Statistics 4 - Source: Avalere Health analysis of American Hospital Annual Survey data, 2006, for community hospitals. U.S. Census Bureau: National And State Population Estimates, July 1, 2006.

Sponsorship Success - Tenet ....A 2.3 percent increase in same- hospital admissions in Jan '08 ....The portion of patient volume consisting of charity and uninsured cases declined ....Improved physician recruitment, with a 9 percent gain in doctors with admitting privileges in 2007 ? Copyright 2008, Health Grades, Inc. All Rights Reserved. SOURCE: TheStreet.com, February 28, 2008

2004 2005 2006 2007 2008e Unique Users 12.040037 26.13244 30.986424 33.868175 60 Annualized Unique Users (millions) Healthgrades.com Unique Users Increasing traffic, now more than 5 million unique users a month, monetized through patient reports, advertising and sponsorships ? Copyright 2008, Health Grades, Inc. All Rights Reserved.

Partners (9 named partners) Healthcare Providers (2) Pharmacies and PBM's (4) Lab Testing Results (1) Drug Interaction (1) Partnership with Google Health Benefits brand, drives traffic and advertising revenue, and solidifies lead in provider selection ? Copyright 2008, Health Grades, Inc. All Rights Reserved.

Strategic Health Solutions ^ 5% of Revenue Health Management Suite Providing hospital/physician information to employers, health plans and benefit consultants Content Licensing Launched in 2008 Opportunity for media organizations and online portals to enhance content and increase site traffic Create brand ubiquity, SEO opportunities Healthcare Credit Solutions Began development during 2007 Co-branded credit card; loyalty program for hospitals, health plans and medical practices with financial healthcare rewards for consumers Healthcare is the 3rd largest U.S household expenditure ? Copyright 2008, Health Grades, Inc. All Rights Reserved.

Keys to Growth Increase penetration of hospital marketing program <10% of hospitals license HealthGrades performance ratings Expand Sponsorships Physician profiles are a proven effective channel Target regional plans and practices Leverage rapid web traffic growth for advertising and sponsorships Maintain and enhance dominant footprint in health search Recently announced partnership with Google Health Launching highly targeted service offerings Content licensing Affinity credit card Expand leadership in healthcare ratings and provider selection ? Copyright 2008, Health Grades, Inc. All Rights Reserved.

Financial Performance 1Q-08 Revenue $9.1m (+16%); net income $1.2m (+75%) $4.0m cash flow from operations Repurchased 1.2m shares for $6.7m Full-Year 2007 Ratings and advisory revenue $32.7m (+18%) $7.8m cash flow from operations (excluding Hewitt award) 2008 Guidance 1 Rating and advisory revenue $41m - $46m (implied 25%+ growth over 2007) Provider Services growth ^20%, Internet Business growth >20%, Strategic Health Solutions growth ^20% Operating margin 17% - 21% 1 From the HealthGrades Form 8-K filed on June 6, 2008. HealthGrades neither reaffirms nor modifies its previously issued guidance but rather includes in this presentation to reference its last reported targets. ? Copyright 2008, Health Grades, Inc. All Rights Reserved.

Summary

- Hospital marketing and quality solutions business represents 75% of revenue; growing ≈20% with >70% annual renewal rate
- Rapid growth in web traffic creates new advertising and sponsorship opportunities
- Partnership with Google Health expected to increase brand awareness, continue to build web traffic over time and solidify our position as leader in provider selection
- Content licensing and LifeRewards card provide new revenue opportunities
- Largely recurring revenue model drove 2007 top-line +18% to $32.7m; cash flow from operations $7.8m (excluding Hewitt award of $4.5M)

18

© Copyright 2008, Health Grades, Inc. All Rights Reserved.

HEALTHGRADES®
GUIDING AMERICA TO BETTER HEALTHCARE®